UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 14, 2016 (July 1, 2016)

SEQUENTIAL BRANDS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-37656	47-4452789
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 West 26th Street

9th Floor

New York, New York 10001

(Address of Principal Executive Offices/Zip Code)

(646) 564-2577

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 amends the Current Report on Form 8-K filed on July 7, 2016 (the “Initial Form 8-K”) to update the financial statement information referred to in parts (a) and (b) of Item 9.01 below relating to the recently completed acquisition (the “Acquisition”) by SBG-Gaiam Holdings, LLC (formerly known as Stretch & Bend Holdings, LLC), a newly formed Delaware limited liability company and subsidiary of Sequential Brands Group, Inc. or the “Company” (“SBH”) of all of the equity interests in Gaiam Brand Holdco, LLC (“Gaiam Brand Company”) from Gaiam, Inc. for an aggregate purchase price of $147.6 million. The Company accounted for the acquisition as a business combination in accordance with Financial Accounting Standards Board Accounting Standards Codification 805 Business Combinations. Except as otherwise noted, all other information in the Initial Form 8-K remains unchanged.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The audited combined financial statements of Gaiam Brand Company as of December 31, 2015 and 2014 and for each of the three years in the period ended December 31, 2015 as well as the unaudited combined financial statements of Gaiam Brand Company as of March 31, 2016 and 2015 are attached as Exhibit 99.2 to this Form 8-K and incorporated herein by reference.

(b)	Pro Forma Financial Information

The following unaudited pro forma condensed combined financial information related to the Acquisition is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference:

(i)	Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2016.

(ii)	Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2015.

(iii)	Unaudited Pro Forma Condensed Combined Statement of Operations for the Three Months Ended March 31, 2016.

(c)	The following exhibits are filed as a part of this Report.

Exhibit Number	Description

23.1	Consent of EKS&H LLLP
99.1	Unaudited Pro Forma Condensed Combined Financial Information
99.2	Audited Combined Financial Statements of Gaiam Brand Company (a division of Gaia, Inc.) as of December 31, 2015 and 2014 and for each of the three years in the period ended December 31, 2015 and Unaudited Combined Financial Statements of Gaiam Brand Company (a division of Gaia, Inc.) as of and for the Three Months Ended March 31, 2016 and 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEQUENTIAL BRANDS GROUP, INC.

Date: September 14, 2016	By:	/s/ Gary Klein
Name: Gary Klein Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of EKS&H LLLP
99.1	Unaudited Pro Forma Condensed Combined Financial Information
99.2	Audited Combined Financial Statements of Gaiam Brand Company (a division of Gaia, Inc.) as of December 31, 2015 and 2014 and for each of the three years in the period ended December 31, 2015 and Unaudited Combined Financial Statements of Gaiam Brand Company (a division of Gaia, Inc.) as of and for the Three Months Ended March 31, 2016 and 2015